Exhibit 10.1

EXECUTION VERSION
THIRD AMENDMENT TO MASTER ACCOUNTS RECEIVABLE PURCHASE
AGREEMENT
This THIRD AMENDMENT to the MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT (this “Amendment”), is made and entered into as of October 31, 2018 (as it may be modified, supplemented or amended from time to time in accordance with its terms) by and among the following parties:

(i)	ENTERPRISE SERVICES LLC, a Delaware limited liability company (the “Seller” and “Seller Representative”);

(ii)	each PURCHASER party hereto; and

(iii)	MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH) (“BTMUNY”), as administrative agent (the “Administrative Agent”).
BACKGROUND
WHEREAS, the parties hereto have entered into the Master Accounts Receivable Purchase Agreement, dated as of July 14, 2017, as amended by the First Amendment to the Master Accounts Receivable Purchase Agreement (the “First Amendment”), dated as of January 23, 2018, and as further amended by the Second Amendment to the Master Accounts Receivable Purchase Agreement, dated as of May 31, 2018 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Existing Agreement”);
WHEREAS, the parties hereto seek to modify the Existing Agreement upon the terms hereof; and
WHEREAS, the parties hereto seek on the date hereof to reduce the Aggregate Commitments under the Existing Agreement to three hundred million dollars ($300,000,000);
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:
AGREEMENT
1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Existing Agreement.

2.Amendments to the Existing Agreement. The Existing Agreement is hereby amended as follows:

a.	The definition of “Scheduled Termination Date” shall be replaced in its entirety with the following:

“Scheduled Termination Date” means October 31, 2019 as such date may be extended from time to time pursuant to Section 2.6(c).

b.	Schedule D of the Existing Agreement shall be replaced in its entirety with Schedule D attached to this Amendment.

3.Conditions to Effectiveness. This Amendment shall be effective as of the date on which (i) the Purchasers receive a counterpart of this Amendment duly executed and delivered by each of the parties hereto, (ii) the Purchasers shall have received the Confirmation and Acknowledgment attached to this Amendment as Annex I duly executed and delivered by an authorized officer of Perspecta Inc., as guarantor and (iii) the Seller shall have paid any legal fees due and owing to Mayer Brown LLP to the extent incurred on or before September 30, 2018.

4.Certain Representations, Warranties and Covenants. Each Seller hereby represents and warrants to the Purchaser, as of the date hereof that:

(a)the representations and warranties made by it in the Existing Agreement and in any other Purchase Document to which it is a party are true and correct both as of the date hereof and immediately after giving effect to this Amendment;
(b)no Facility Suspension Event exists as of the date hereof and immediately after giving effect to this Amendment; and
(c)the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Existing Agreement (as amended hereby) and the other Purchase Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary organizational action on its part, and this Amendment, the Existing Agreement (as amended hereby) and the other Purchase Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.

5.Reference to, and Effect on the Existing Agreement and the Purchase Documents.

(a)The Existing Agreement (except as specifically amended herein) and the other Purchase Documents shall remain in full force and effect and the Existing Agreement and such other Purchase Documents are hereby ratified and confirmed in all respects by each of the parties hereto.
(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Purchaser, nor constitute a waiver of any provision of, the Existing Agreement or any other Purchase Document.

(c)After this Amendment becomes effective, all references in the Existing Agreement or in any other Purchase Document to “the Master Accounts Receivable Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Existing Agreement, shall be deemed to be references to the Existing Agreement as amended by this Amendment.
(d)To the extent that the consent of any party hereto, in any capacity, is required under the Purchase Documents or any other agreement entered into in connection with the Purchase Documents with respect to any of the amendments or other matters set forth herein, such Person hereby grants such consent.
(e)For the avoidance of doubt, the option to increase the Aggregate Commitments pursuant to Section 2.10 of the Existing Agreement shall no longer be available after the effective date of the First Amendment.

6.Waiver. The Administrative Agent and each Purchaser hereby waive the requirement pursuant to Section 2.6(c) of the Existing Agreement wherein the Sellers must provide at least sixty (60) days prior written notice to the Administrative Agent (on behalf of the Purchasers) of their desire to extend the Scheduled Termination Date.

7.Further Assurances. Each Seller agrees to do all such things and execute all such documents and instruments as the Purchaser may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.

8.Refundable Discount Advance Account. On the date hereof, the Administrative Agent shall return to the Seller Representative any amount that exceeds the required Refundable Discount Advance on deposit in the Refundable Discount Advance Account (which, for the avoidance of doubt, shall be equal to 0.4% of the Aggregate Commitments in accordance with Section 2.8(b) of the Existing Agreement) calculated after giving effect to the Aggregate Commitments noted on Schedule D attached to this Amendment.

9.Costs and Expenses. Each Seller agrees, jointly and severally, to pay on demand (except as otherwise set forth in Section 4 of this Amendment) all reasonable costs (including reasonable attorneys’ fees and expenses) and expenses the Administrative Agent incurs in connection with the preparation, negotiation, documentation and delivery of this Amendment.

10.Purchase Document. This Amendment is a Purchase Document.

11.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Sellers and the Administrative Agent and each Purchaser, and their respective successors and assigns.

12.Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.

13.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

14.Section Headings. Section headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

15.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH), as Administrative Agent
By:_________________________________________

Print Name:__________________________________
Title:________________________________________

Accepted, agreed and consented to as of
the date first above written:
ENTERPRISE SERVICES LLC, as Seller
and Seller Representative
By:_________________________________________

Print Name:__________________________________
Title: _______________________________________

Accepted, agreed and consented to as of the date first above written:
MUFG BANK, LTD. (F/K/A THE BANK OF
TOKYO-MITSUBISHI UFJ, LTD., NEW YORK
BRANCH), as Purchaser

By:_________________________________________

Print Name:__________________________________
Title: _______________________________________

THE BANK OF NOVA SCOTIA,
as Purchaser
By:_________________________________________

Print Name:__________________________________
Title: _______________________________________

MIZUHO BANK, LTD.,
as Purchaser
By:_________________________________________

Print Name:__________________________________
Title: _______________________________________

ANNEX A

CONFIRMATION AND ACKNOWLEDGEMENT
This CONFIRMATION AND ACKNOWLEDGEMENT, dated as of October 31, 2018 (this “Confirmation”), is executed and delivered by Perspecta Inc., a Nevada corporation (the “Guarantor”).

1.
Reference is hereby made to the Guaranty, dated as of May 31, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), delivered by the Guarantor in connection with the Agreement (defined below).

2.
Reference is further made to the Third Amendment to the Agreement, dated as of the date hereof (the “Amendment”), to the Master Accounts Receivable Purchase Agreement, dated as of July 14, 2017, as amended by the First Amendment to the Agreement, dated as of January 23, 2018 and as further amended by the Second Amendment to the Agreement, dated May 31, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among ENTERPRISE SERVICES LLC, a Delaware limited liability company, each PURCHASER party thereto and MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH), as Administrative Agent.

3.	The Guarantor hereby consents to the Amendment. The Guarantor hereby confirms that, notwithstanding the effectiveness of the Amendment, the Guaranty shall continue in full force and effect.
IN WITNESS WHEREOF, the Guarantor has caused this Confirmation to be duly executed and delivered on the date first set forth above.
[Signature page follows.]

PERSPECTA INC.,
as Guarantor

By: ________________________________
Print Name: ________________________
Title: ______________________________

By: ________________________________
Print Name: ________________________
Title: ______________________________

Schedule D To
Master Accounts Receivable Purchase Agreement

Commitments of the Purchasers

Purchaser	Commitment
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch)	$150,000,000
The Bank of Nova Scotia	$75,000,000
Mizuho Bank, Ltd.	$75,000,000